Exhibit 99.1

Columbia Property Trust Releases Fourth Quarter and Full Year 2020 Results and Provides 2021 Guidance

NEW YORK (February 18, 2021) – Columbia Property Trust, Inc. (NYSE: CXP) has released its quarterly update and financial results for the quarterly and annual periods ending December 31, 2020, by posting its 2020 Form 10-K and Fourth Quarter 2020 Supplemental Information package to the Investor Relations section of its website.

Full results and additional information on the recent highlights summarized below can be found in the Supplemental Information package:

•Provides financial results for 2020 consistent with previous guidance;
•Provides 2021 full year guidance ranges;
•As of December 31, 2020, portfolio was 95.6% leased;
•Since the start of 2021, have leased an additional 59,000 square feet, including 47,000 square feet in the San Francisco market at double-digit positive cash rent releasing spreads;
•In the fourth quarter, recognized a one-time, $8.1 million charge against lease revenues, of which $7.2 million is a result of moving several retail tenants to cash-basis revenue recognition;
•Total rent collections stood at 97.9% for the fourth quarter, with deferral agreements executed on another 0.7%; and
•Recognized a gain of $175.3 million on the sale to Allianz of a 45% interest in the 221 Main Street joint venture, and used proceeds from the sale to pay down our line of credit.

Direct link to the Supplemental Information Package:
https://ir.columbia.reit/files/doc_financials/2020/q4/CXP-FSP-Q4-2020-FINAL.pdf

To access the Form 10-K, please visit: https://ir.columbia.reit/financials/sec-filings/

As previously announced, the Company will host a live conference call and audio webcast later today at 5:00 p.m. ET. The number to call to participate in the interactive teleconference is (825) 312-2053 (U.S. and international) – (Conference ID: 4897565). To access the live webcast, interested parties may go to the Investor Relations section of Columbia’s website at least fifteen minutes prior to the start time of the call in order to register and to download and install any necessary audio software.

Direct link to the Conference Call Webcast:
https://event.on24.com/wcc/r/2937503/79A63C272EF6CAE9BDE897EC8FB54217

Exhibit 99.1

A replay of the conference call will be available online in the Investor Relations section of the Company’s website at https://ir.columbia.reit shortly after the call and archived for approximately twelve months.

About Columbia Property Trust
Columbia Property Trust (NYSE: CXP) creates value through owning, operating, and developing Class-A office buildings in New York, San Francisco, Washington D.C., and Boston. The Columbia team is deeply experienced in transactions, asset management and repositioning, leasing, development, and property management. It employs these competencies to grow value across its high-quality, well-leased portfolio of 15 properties that contain approximately six million rentable square feet, as well as four properties under development, and also has more than eight million square feet under management for private investors and third parties. Columbia has investment-grade ratings from both Moody’s and S&P Global Ratings. For more information, please visit www.columbia.reit.

Forward-Looking Statements:
Certain statements in this press release, including statements regarding future business operations, may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based on management’s current expectations and involve a number of risks and uncertainties. Our actual results may differ materially from projections. For a discussion of some of the risks and uncertainties that could cause actual results to differ materially from those presented in our forward-looking statements, see Columbia Property Trust’s filings with the Securities and Exchange Commission, including the most recent annual report on Form 10-K. We caution readers not to place undue reliance on these forward-looking statements, which are based on current expectations and speak as of the date of such statements. We make no representations or warranties (express or implied) about the accuracy of, nor do we intend to publicly update or revise any such forward-looking statements contained herein, whether as a result of new information, future events, or otherwise.

Investor Relations Contact:
Matt Stover
T 404 465 2227
E IR@columbia.reit